Exhibit 10.1
FIRST AMENDMENT
This First Amendment to Credit Agreement, dated as of May 10, 2021 (this “Amendment”) is entered into by and among Apollo Management Holdings, L.P., a Delaware limited partnership (the “Borrower”), the Guarantors (as defined below) party hereto, the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) party hereto. Capitalized terms used herein but not otherwise defined have the meanings assigned to such terms in the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, the Borrower has entered into that certain Credit Agreement dated as of November 23, 2020 (the “Existing Credit Agreement”, and as amended by this Amendment and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) with lenders from time to time party thereto (collectively, the “Lenders”), guarantors from time to time party thereto (collectively, the “Guarantors”), issuing banks from time to time party thereto (the “Issuing Banks”) and the Administrative Agent;
WHEREAS, the Borrower has requested, and the Lenders party hereto (who constitute Required Lenders) have agreed to make, certain additional changes to the Existing Credit Agreement in accordance with Section 9.08 of the Existing Credit Agreement on and subject to the terms and conditions set forth herein; and
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
SECTION 1.Certain Amendments to the Existing Credit Agreement.
(a)    The following new sentence is added at the end of the definition of “Change in Control” set forth in Section 1.01
“In addition, notwithstanding the foregoing, (1) a transaction in which the Public Company becomes a direct or indirect subsidiary of another person (such person, the “New Parent”) shall not constitute a Change in Control if (a) the equityholders of the Public Company immediately prior to such transaction beneficially own, directly or indirectly through one or more intermediaries, at least a majority of the total ordinary voting power of the Equity Interests of the Public Company or such New Parent immediately following the consummation of such transaction, substantially in proportion to their holdings of the equity of the Public Company prior to such transaction or (b) immediately following the consummation of such transaction, no person, other than a Continuing AGM Person, the New Parent or any subsidiary of the New Parent, beneficially owns, directly or indirectly through one or more intermediaries, more than 50% of the ordinary voting power of Equity Interests of the Public Company or the New Parent and (2) a person or group shall not be deemed to have beneficial ownership of Equity Interests subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) prior to the consummation of the transactions contemplated by such agreement.”

SECTION 2.Amendment Effectiveness.

This Amendment shall become effective on and as of the first date (such date, the “Amendment Effective Date”) on which the Administrative Agent shall have received this Amendment, duly executed by each of the Loan Parties, the Administrative Agent and Lenders constituting Required Lenders.
SECTION 3.No Other Amendments; References to the Credit Agreement. Other than as specifically provided herein or in the Credit Agreement, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under (and as defined in) the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) or of any other term or condition of the Existing Credit Agreement or any other Loan Document (as such term is defined in the Existing Credit Agreement) nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Existing Credit Agreement. All references to the Existing Credit Agreement in any document, instrument, agreement, or writing that is a Loan Document shall from and after the Amendment Effective Date be deemed to refer to the Credit Agreement, and, as used in the Credit Agreement, the terms “Agreement,” “herein,” “hereafter,” “hereunder,” “hereto” and words of similar import shall mean, from and after the Amendment Effective Date, the Credit Agreement. This Amendment shall be a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
SECTION 4.Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
SECTION 5.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 6.Cross-References. References in this Amendment to any Section are, unless otherwise specified or otherwise required by the context, to such Section of this Amendment.
SECTION 7.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.
APOLLO MANAGEMENT HOLDINGS, L.P., as the Borrower
By: Apollo Management Holdings GP, LLC, its general partner
    By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President

[Signature Page to First Amendment]

APOLLO PRINCIPAL HOLDINGS I, L.P., as a Guarantor
By: Apollo Principal Holdings I GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS II, L.P., as a Guarantor
By: Apollo Principal Holdings II GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS III, L.P., as a Guarantor
By: Apollo Principal Holdings III GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS IV, L.P., as a Guarantor
By: Apollo Principal Holdings IV GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
[Signature Page to First Amendment]

APOLLO PRINCIPAL HOLDINGS V, L.P., as a Guarantor
By: Apollo Principal Holdings V GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS VI, L.P., as a Guarantor
By: Apollo Principal Holdings VI GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS VII, L.P., as a Guarantor
By: Apollo Principal Holdings VII GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS VIII, L.P., as a Guarantor
By: Apollo Principal Holdings VIII GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
[Signature Page to First Amendment]

APOLLO PRINCIPAL HOLDINGS IX, L.P., as a Guarantor
By: Apollo Principal Holdings IX GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS X, L.P., as a Guarantor
By: Apollo Principal Holdings X GP, Ltd., its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO PRINCIPAL HOLDINGS XI, LLC, as a Guarantor
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Authorized Signatory
APOLLO PRINCIPAL HOLDINGS XII, L.P., as a Guarantor
By: Apollo Principal Holdings XII GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Authorized Signatory

[Signature Page to First Amendment]

AMH HOLDINGS (CAYMAN), L.P., as a Guarantor
By: AMH Holdings GP, Ltd., its general partner
By: Apollo Management Holdings GP, LLC, its director
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Authorized Signatory
APOLLO MANAGEMENT, L.P., as a Guarantor
By: Apollo Management GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO CAPITAL MANAGEMENT, L.P., as a Guarantor
By: Apollo Capital Management GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
APOLLO INTERNATIONAL MANAGEMENT, L.P., as a Guarantor
By: Apollo International Management GP, LLC, its general partner
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
[Signature Page to First Amendment]

ST HOLDINGS GP, LLC, as a Guarantor
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
ST MANAGEMENT HOLDINGS, LLC, as a Guarantor
By: /s/ Jessica L. Lomm
Name: Jessica L. Lomm
Title: Vice President
AAA HOLDINGS, L.P., as a Guarantor
By: AAA Holdings GP Limited, its general partner
By: /s/ John Suydam
Name: John Suydam
Title: Director

[Signature Page to First Amendment]

CITIBANK, N.A.,
as Administrative Agent and a Lender

By:    /s/ Maureen Maroney
    Name: Maureen Maroney
    Title: Vice President

[Signature Page to First Amendment]

Bank of America, N.A., as a Lender

By:    /s/ Matthew C. White
    Name: Matthew C. White
    Title: Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Lender

By:        /s/ Jake Lam     Name: Jake Lam
Title: Assistant Vice President

[Signature Page to First Amendment]

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By:        /s/ Vipul Dhadda     Name: Vipul Dhadda
Title:    Authorized Signatory

By:        /s/ Brady Bingham     Name: Brady Bingham
Title:    Authorized Signatory

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a
Lender

By:        /s/ Ming K Chu     Name: Ming K Chu
Title:    Director
Phone: +1-212-250-5451
Email: ming.k.chu@db.com

By:        /s/ Marko Lukin     Name: Marko Lukin
Title:    Vice President Phone: +1-212-250-7283
Email: marko.lukin@db.com

[Signature Page to First Amendment]

Goldman Sachs Bank USA, as a Lender

By:        /s/ Dan Martis     Name: Dan Martis
Title: Authorized Signatory

[Signature Page to First Amendment]

JPMorgan Chase Bank, N.A
as a Lender

By:        /s/ Diego E Nunes     Name: Diego E Nunes
Title: Executive Director
    J.P. Morgan

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A., as a Lender

By:    /s/ Alice Lee
Name: Alice Lee
Title: Authorized Signatory

[Signature Page to First Amendment]

Royal Bank of Canada, as a Lender

By:    /s/ Alex Figueroa     Name: Alex Figueroa
Title: Authorized Signatory

[Signature Page to First Amendment]

Societe Generale, as a Lender

By:    /s/ Nick Heptinstall     Name: Nick Heptinstall
Title: Managing Director

[Signature Page to First Amendment]

U.S. Bank National Association, as a Lender

By:        /s/ Barry K. Chung     Name: Barry K. Chung
Title:    Sr. Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Heidi Samuels     Name: Heidi Samuels
Title: Director

[Signature Page to First Amendment]

Bank of Montreal, as a Lender

By:        /s/ Michael Orphanides     Name: Michael Orphanides
Title: Managing Director

[Signature Page to First Amendment]

BNP Paribas, as a Lender

By:        /s/ Warren Eckstein     Name: Warren Eckstein
Title: Managing Director BNP Paribas, as a Lender
By:        /s/ Liza Shabetayev     Name: Liza Shabetayev
Title: Managing Director

[Signature Page to First Amendment]

HSBC Bank USA, National Association, as a Lender

By: /s/ Mark Epley     Name: Mark Epley
    Title: Managing Director

[Signature Page to First Amendment]

MIZUHO BANK, LTD., as a Lender

By:    /s/ Donna DeMagistris     Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to First Amendment]

MUFG Bank, LTD, as a Lender

By:        /s/ Jacob Ulevich     Name: Jacob Ulevich
Title: Director

[Signature Page to First Amendment]

Nomura Corporate Funding Americas, LLC., as a
Lender

By:        /s/ Andrew Keith     Name: Andrew Keith
Title: Executive Director

[Signature Page to First Amendment]

UBS AG, Stamford Branch, as a Lender

By:     /s/ Anthony N Joseph
Name:    Anthony N Joseph
Title:    Associate Director

By:     /s/ Houssem Daly
Name:     Houssem Daly
Title:    Director
[Signature Page to First Amendment]